SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
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Following is the text of an advertisement by ICN on May 29, 2001:

                                  This is ICN
                       Creating Value Through Performance

                    [Graphic omitted of man at finish line]


Financial Growth

[1,3]REVENUES

                        [BAR GRAPH OMITTED - 1995    $273
                                             1996    $347
                                             1997    $627
                                             1998    $696
                                             1999    $747
                                             2000    $800]
Compounded
Growth 24%

6 years of Record
Revenues


[3]DIVIDENDS
                        [BAR GRAPH OMITTED - 1995    $0.29
                                             1996    $0.28
                                             1997    $0.24
                                             1998    $0.21
                                             1999    $0.20
                                             2000    $0.19]


Compounded
Growth 9%


[1,3]OPERATING INCOME

                        [BAR GRAPH OMITTED - 1995    $47
                                             1996    $43
                                             1997    $65
                                             1998    $121
                                             1999    $199
                                             2000    $184]

Compounded
Growth 31%


1    Excludes Yugoslavia.

2 Excludes Eastern European charges, including losses incurred in Yugoslavia in the second quarter of 1998, losses incurred in the third quarter of 1998, relaxed to the Russian economic crisis, and the write-off of ICN Yugoslavia.

3    Charts not to scale.

* Cumulative returns based on the stock price as of close of business 12/29/00 excluding dividend reinvestment source Bloomber.


                             Performance...Reaching
                                  New Heights
                                  -----------

Record Performance

Record 2000 revenues of $800 million...another record year

Growing Royalty Stream

2000 Ribavirin royalties grew 42% to $155 million

Increased R&D Investment

Focused on new drug discoveries

Strong Stock Performance

One Year Return*           Five Year Return*              Ten Year Return*
      21%                        59%                            967%

ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2001 annual meting of stockhholders, as it contains important information Stockholders can obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN has mailed the proxy statement to each stockholder of record on the record date established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104 or to Georgeson Shareholder at
(800)-223-2064.




                                    Vote the White ICN Proxy card today.
[LOGO - ICN]                        To vote your proxy via fax (toll-free)
                                  1-877-260-0406.  For shares held in bank or
                                     broker name call Georgeson Shareholder
ICN Pharmaceuticals, Inc.                 1-800-223-2064 for instructions.